CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL RETIREMENT AND CONSULTING AGREEMENT THIS RETIREMENT AND CONSULTING AGREEMENT (the “Agreement”) is made as of this 6th day of March, 2025, by and between The ADT Security Corporation, a Delaware corporation (together with any of its subsidiaries and Affiliates as may employ or otherwise engage the services of Executive from time to time, and any and all successors thereto, the “Company”) and Donald Young (“Executive” together with the Company, the “Parties”). Capitalized terms used but not defined herein shall have the meanings set forth in the Prior Agreement. WHEREAS, Executive is a party to that certain Amended and Restated Employment Agreement, (the “Prior Agreement”) between the Company and Executive, dated as of December 19, 2017, as amended on May 3, 2019, which provides for the employment of Executive as Executive Vice President and Chief Operating Officer. WHEREAS, Executive has expressed his desire to retire. WHEREAS, in order to provide for an orderly transition of Executive’s duties and responsibilities in connection with his retirement, Executive has agreed to cease to serve as Executive Vice President and Chief Operating Officer, effective as of June 6, 2025 (the “Transition Date”) and to provide transition services as a consultant for a limited period of time following the Transition Date. WHEREAS, the Parties have agreed to enter into this Agreement which will replace the Prior Agreement effective as of the Transition Date, and govern Executive’s consulting role between the Company and Executive from the Transition Date until the Retirement Date (as defined below), and have further agreed to enter into a general release of claims effective as of the date of this Agreement, to be reaffirmed as of the Retirement Date, with such release to be in substantially the same form as attached hereto as Exhibit A. NOW, THEREFORE, IT IS HEREBY AGREED by and between Executive and the Company as follows: 1. Transition Period. From the Transition Date through the Retirement Date (the “Transition Period”), Executive shall serve as Executive Advisor to the Company’s Executive Leadership Team reporting to Jim DeVries and agrees to work in good faith with the Company’s Executive Leadership Team with respect to the goals identified in this Section 1 (the “Transition Steps”). Following the Transition Date, Executive shall be an independent consultant, and his employment with the Company shall immediately terminate as of the Transition Date without the payment of any severance or any other amounts in respect of such termination, including under the Prior Agreement, other than any amounts accrued and earned prior to such termination. Executive’s role as an independent consultant shall be terminable (a) immediately by the Company for Cause (as defined in the Prior Agreement, but modified as necessary to reflect Executive’s status as an independent consultant) or in the event of Executive’s death or disability (as defined in the Prior Agreement, but modified as necessary to reflect Executive’s status as an independent consultant) and (b) on one weeks’ notice by either Party for any other reason (the date such termination is effective pursuant to the foregoing, the “Retirement Date”). Notice of termination shall be deemed to be given when a Notice of Termination has been delivered in accordance with the terms of the Prior Agreement. For the avoidance of doubt, prior to the Transition Date, the termination provisions, including the severance provisions, of the Prior Agreement shall continue to apply. No compensation will be payable, or other benefits provided, in respect of or following the termination of Executive’s independent consultant role on the Retirement Date, except for any accrued and earned, but unpaid, consulting fees provided for below. 1.1 During the Transition Period, Executive will provide services to the Company on a part- time basis but with the initial expectation that Executive will work approximately 50 hours per month until the Retirement Date. During the Transition Period, Executive’s consulting services will include (the “Services”): (a) Transitioning the Executive’s job function (including, without limitation, clients, customers, accounts and other partners, if any to other appropriate members of the Company’s Executive Leadership Team) in an orderly and professional manner, as established by the Company’s Chief Executive Officer; (b) Supporting the Company in transitioning the powers and authorities of the Executive Vice President and Chief Operating Officer position to one or more individuals intended to replace the role of the Executive, including the Chief Growth Officer (collectively, the “Successor Executives”), and training the Successor Executives; (c) Supporting the Company in taking steps to create the conditions which the Company determines are necessary or desirable for the Successor Executives to perform and succeed in the whole or any part of the Executive’s role for the benefit of the Company and all of its stakeholders; (d) Supporting the Company in ongoing negotiations and other matters relating to its relationships with (but not limited to) Resideo and Alarm.com; and (e) Performing other duties as reasonably and in good faith requested by the Company’s Chief Executive Officer. 1.2 From time to time, Executive shall submit an invoice to the Company detailing the Services provided (including the hours spent providing the Services) and expenses reimbursable in accordance with Section 2.2, if any, incurred by Executive. After the Retirement Date, Executive shall properly submit a final invoice to the Company for all work performed and all expenses incurred during the Transition Period that were not previously invoiced. 1.3 Executive agrees to comply with all rules and regulations pertaining to security and safety while on the Company’s premises. 1.4 During the Transition Period, Executive is not authorized to transact business, incur obligations, sell goods, receive payments, solicit orders, or assign or create any obligation of any kind, express or implied, on behalf of the Company, or to bind in any way whatsoever, or to make any promise, warranty, or representation on behalf of any of the Company with respect to any matter. 1.5 Within 30 days following the date of this Agreement, the Executive shall execute a release in the form attached hereto as Exhibit A (the “Release”) and within 30 days following the Retirement Date, the Executive shall reaffirm the Release effective as of the Retirement Date. Prior to the Transition Date, the Company may change Executive’s title to “Outgoing Chief Operating Officer” or other similar title, and Executive hereby explicitly consents to such change in title and any change in Executive’s duties, responsibilities, authority, positions prior to the Transition Date in connection with the actions contemplated by Section 1.1 (including any actions occurring prior to the date of this Agreement). In furtherance of the foregoing, Executive agrees to the deletion of Section 1(o)(iv) from the Prior Agreement. 2. Compensation and Benefits. 2.1 Compensation and Benefits Prior to the Transition Date. Prior to the Transition Date, Executive shall continue to receive all compensation and benefits he is currently entitled to receive under the Prior Agreement. Notwithstanding the foregoing, Executive shall not be entitled to receive any severance payments or benefits upon his termination of employment on the Transition Date and will not be entitled to receive any additional grants of long-term incentive awards (other than any grants approved by the Compensation Committee of the Board of ADT, Inc. (the “Compensation Committee”) prior to the date of this Agreement). 2.2 Expenses. The Company shall reimburse Executive for all reasonable out-of-pocket expenses incurred by Executive in connection with the Services including without limitation travel, lodging expenses, and meals, provided, however, that any such expenses equal to or in excess of five hundred dollars ($500.00) shall be approved by the Company, in writing, prior to Executive incurring any such expense. Travel and living expenses charged to the Company under this Agreement shall be consistent with the Company’s then current travel policy. If requested by the Company, Executive shall provide copies of receipts to document all expenses. In no event will the Company reimburse Executive for travel time. Executive shall use commercial reasonable efforts to make all reservations sufficiently in advance of the travel date so as to obtain the lowest price possible. 2.3 Consulting Fee. During the Transition Period, the Company agrees to pay Executive $301.40 per hour in exchange for (and in full consideration of) the performance by Executive of the Services. Executive shall use all such electronic timekeeping and invoicing systems as the Company may require from time to time. The Company agrees to pay to Executive amounts billed for the Services, within sixty (60) days of its receipt of Executive’s invoice, unless the Company disputes the amount of the invoice in good faith or is unable to verify the invoice because of insufficiently detailed descriptions of the Services performed or the absence of supporting documentation for the payment. Such withholding shall not constitute a material breach of the Company’s payment obligations under this Agreement. Executive shall bring any claim for improper payment by the Company within twelve (12) months of the Services that are the subject of the applicable invoice, or Executive will have been deemed to have waived any and all rights that he has to such claims. Executive shall electronically submit all invoices to ADT LLC - Accounts Payable. Purchase Orders and Invoices shall be processed thru ADT Ariba P2P (Purchase-To- Pay)/Fieldglass system or such other e-commerce tools as the Company may from time to time designate. 2.4 Benefits Following the Transition Date. During the Transition Period, as an independent consultant, Executive shall not be entitled to actively participate in any employee benefit plans, policies, programs and arrangements of the Company and Executive expressly waives any right to participate in any such plans, policies, programs or arrangements. Upon the Transition Date, all benefits associated with Executive’s employee status and available under employee benefit plans will cease, and Executive relinquishes all claims for any such benefits that were not vested. Nothing herein will affect any rights Executive may have under the Consolidated Omnibus Reconciliation Act of 1985, as amended (“COBRA”). 2.5 Treatment of Equity Awards. As an inducement for Executive to enter into this Agreement and remain an employee of the Company through the Transition Date, effective as of March 31, 2025, provided Executive remains an employee of the Company through March 31, 2025, all of Executive’s currently outstanding and unvested restricted shares of common stock of ADT Inc., par value $0.01 per share (“ADT Stock”), that were granted subject to a requirement of certain investors of ADT Inc. to achieve a multiple of invested capital (“MOIC”) of 2.0x (the “MOIC Awards”) shall immediately vest without regards to the requirement to achieve such MOIC or any other performance criteria (the “MOIC Award Vesting”). The MOIC Award Vesting shall be contingent on Executive’s execution and reaffirmation of the Release and on not revoking either the execution or the reaffirmation. Due to Executive satisfying the “retirement eligibility” criteria, all other equity-based awards with respect to ADT Stock (together with the MOIC Awards, the “Equity Awards”) that were granted more than 12 months prior to the Retirement Date will be subject to continued vesting in accordance with their terms following the Retirement Date (and all other awards will be forfeited). Except as set forth in this Section 2.5, all of the Equity Awards and any shares of ADT Stock subject thereto shall continue to be subject in all respects to the applicable award agreements and plan documents governing the Equity Awards, including the terms and conditions of the Company’s Amended and Restated Management Investor Rights Agreement, dated as of January 23, 2018. 2.6 2025 AIP Award. Provided Executive remains an employee of the Company through the Transition Date, Executive shall remain eligible to receive his annual bonus pursuant to the ADT Inc.’s 2025 Annual Incentive Plan (the “2025 AIP”), provided that Executive’s base salary for purposes of calculating his 2025 AIP award shall be equal the base salary earned through and including the Transition Date (the “Bonus Base Amount”). For the avoidance of doubt, (i) Executive’s target bonus percentage shall remain 100%, such that any bonus payable pursuant to the foregoing shall be calculated as 100% of the Bonus Base Amount, adjusted based on the 2025 AIP payout rate as determined by the Compensation Committee and (ii) all other terms and conditions of the 2025 AIP shall continue to apply, including payment timing and the requirement that earned bonuses be determined based on actual performance, as determined by the Compensation Committee. The annual bonus payable pursuant to this Section 2.2 shall be in lieu of any other annual bonus amount Executive may claim to be entitled to in respect of fiscal year 2025, including under the 2025 AIP. The 2025 AIP payment pursuant to this Section 2.2 shall be contingent on Executive’s execution and reaffirmation of the Release and on not revoking either such execution or its reaffirmation. Executive shall not be eligible to receive any other cash incentive compensation. 2.7 Paid Time-Off. Notwithstanding the generality of Section 2.4, effective as of the Transition Date, Executive shall cease accruing additional vacation or other paid time-off. During the Transition Period, Executive shall not be eligible to take any vacation or other paid time-off, and on or as soon as practicable following the Transition Date, Executive shall receive a payment in respect of all accrued but unused vacation and other paid time-off as of the Transition Date. 3. Separation. On the Transition Date, and subject to the Parties’ compliance with this Agreement, Executive shall cease to be an employee of the Company for all purposes and Executive shall resign, as of the Transition Date, from all positions then held by Executive of the Company and its Affiliates, other than for the independent consulting role provided for under this Agreement. On the Retirement Date, Executive’s role as an independent consultant will cease. The Parties agree that all internal and external communications regarding Executive’s cessation of services with the Company will be materially consistent with those set forth in the Company’s press release, if any, and SEC filings announcing the entry into this Agreement, which Executive shall have had the opportunity to review and provide comments on beforehand. 4. Tax Matters; Independent Consultant. 4.1 The Company shall withhold all applicable federal, state and local taxes, social security and workers’ compensation contributions and other amounts as may be required by law with respect to compensation payable in respect of Executive’s services as an employee prior to the Transition Date. 4.2 Beginning on the Transition Date, Executive will be regarded as an independent consultant in all matters pertaining to services performed for the Company, including the Services. Nothing in this Agreement is intended to, or shall be deemed to, constitute a partnership, agency, employer-employee or a joint venture relationship between Executive and the Company on or following the Transition Date. Furthermore, nothing in this Agreement or otherwise shall be construed as identifying Executive as an employee, agent, or legal representative of the Company during the Transition Period for any purpose whatsoever. During the Transition Period, neither Party shall incur any liabilities nor any obligation of any kind (express or implied) for the other, except to the extent, if at all, specifically provided herein. It is understood and agreed that Executive will be responsible for all income, social security, self-employment or payroll, and any other state and federal taxes, on the compensation received in respect of Executive’s services as an independent consultant during the Transition Period. 4.3 Notwithstanding anything herein to the contrary, this Agreement is intended to be interpreted and applied so that the payment of the benefits set forth herein shall either be exempt from the requirements of Section 409A (“Section 409A”) of the Internal Revenue Code (the “Code”) or shall comply with the requirements of such provision. Notwithstanding any provision of this Agreement to the contrary, if Executive is a “specified employee” within the meaning of Section 409A, any payments or arrangements due upon a termination of Executive’s employment under any arrangement that constitutes a “nonqualified deferral of compensation” within the meaning of Section 409A and which do not otherwise qualify under the exemptions under Treas. Regs. Section 1.409A-1 (including without limitation, the short-term deferral exemption or the permitted payments under Treas. Regs. Section 1.409A-1(b)(9)(iii)(A)), shall be delayed and paid or provided on the earlier of (a) the date which is six (6) months after Executive’s “separation from service” (as such term is defined in Section 409A and the regulations and other published guidance thereunder) for any reason other than death; and (b) the date of Executive’s death. 4.4 After the Transition Date, Executive shall have no duties or responsibilities that are inconsistent with having a “separation from service” with respect to his employment relationship with the Company within the meaning of Section 409A as of the Transition Date and, notwithstanding anything in the Agreement to the contrary, distributions upon termination of employment of nonqualified deferred compensation may only be made upon a “separation from service” as determined under Section 409A and such date shall be the Transition Date for purposes of this Agreement. Each payment under this Agreement or otherwise shall be treated as a separate payment for purposes of Section 409A. In no event may Executive, directly or indirectly, designate the calendar year of any payment to be made under this Agreement which constitutes a “nonqualified deferral of compensation” within the meaning of Section 409A and to the extent an amount is payable within a time period, the time during which such amount is paid shall be in the discretion of the Company. 5. No Other Benefits. Executive acknowledges and agrees that the payment(s) and other benefits pursuant to Section 2 are in full discharge of any and all liabilities and obligations of the Company to Executive, monetarily or with respect to employee benefits or otherwise, including but not limited to any and all obligations arising under the Prior Agreement, or any alleged written or oral employment agreement, policy, plan or procedure of the Company and/or alleged understanding or arrangement between Executive and the Company (other than claims for accrued and vested benefits under an employee benefit, insurance, or pension plan of the Company (excluding any employee benefit plan providing severance or similar benefits), subject to the terms and conditions of such plan(s)). 6. Restrictive Covenants. 6.1 Use of Proprietary Information; Nondisparagement. Executive acknowledges and agrees that Section 7 of the Prior Agreement (“Nondisclosure of Proprietary Information; Nondisparagement”) and all other restrictive covenant agreements between Executive and the Company (including pursuant to the Equity Awards) (collectively, the “Restrictive Covenants”) shall remain in effect during the Transition Period and following the Retirement Date. In particular, notwithstanding Executive’s termination of employment on the Transition Date, any confidentiality or other nondisclosure provisions shall apply to any confidential or proprietary information that Executive receives in respect of his role as an independent consultant. 6.2 Non-Competition; Non-Solicitation; Non-Hire. Executive acknowledges and agrees that, except as explicitly set forth herein and notwithstanding Executive’s termination of employment on the Transition Date, any non-compete, non-solicitation and no-hire provisions in the Restrictive Covenants, shall remain in effect during the Transition Period and the post-termination “tail” of such provisions shall not begin to run until the Retirement Date (e.g., for a period of two (2) years following the Retirement Date in the case of the Prior Agreement). Notwithstanding anything to the contrary in the Restrictive Covenants, the Company and Executive acknowledge and agree that as of the Retirement Date, for purposes of any non-competition covenants in the Restrictive Covenants, only the entities set forth on Annex A attached hereto, along with each of such entity’s parents and affiliates, shall be deemed to engage in a business or activity that competes with the businesses of the Company (or term of similar import). 6.3 Prior Written Consent. Executive agrees that, in addition to the obligations set forth in this Section 6, Executive shall not communicate with any Company customer or any prospective Company customer known to Executive as of the Retirement Date regarding material business matters of the Company, provided that Executive may communicate with a Company customer or a prospective Company customer about such matters after obtaining written consent from the Company to effectuate such communication. 6.4 Cooperation. Executive further agrees that he will, upon reasonable notice, furnish any information and assistance to the Company as may be reasonably required by the Company in connection with any litigation or other dispute in which it or any of its predecessors, successors, or current or former subsidiaries, officers, members of the Board of Directors of ADT Inc., directors, shareholders, agents, affiliates, investors, and attorneys is, or may become, a party or otherwise involved. Without limiting the foregoing, Executive agrees to: (i) meet with the Company’s representatives, counsel or other designees at mutually convenient times and places with respect to any items within the scope of this provision; (ii) provide truthful testimony regarding same to any court, agency, or other adjudicatory body; and (iii) provide the Company with notice of contact by any adverse party or such adverse party’s representative, except as may be required by law. Executive will be entitled to reimbursement of reasonable expenses incurred in connection with any assistance provided under this Section 6.4 (subject to the Company’s expense reimbursement guidelines). 6.5 Saving Provision. The Parties hereto agree that, in the event a court of competent jurisdiction shall determine that the geographic or durational elements of this covenant are unenforceable, such determination shall not render the entire covenant unenforceable. Rather, the excessive aspects of the covenant shall be reduced to the threshold which is enforceable, and the remaining aspects shall not be affected thereby. 6.6 Equitable Relief. The Parties acknowledges that the provisions of this Section 6 are essential to protect the business and goodwill of the Company and Executive (as the case may be), and acknowledges that the extent of damages to the Company or Executive from a breach under this Section 6 may not be readily quantifiable or ascertainable, that monetary damages would be inadequate to make the Company or Executive whole in case of such a breach, and that there is not and would not be adequate remedy at law for such a breach. Therefore, Executive and Company specifically agree that the Company or Executive is entitled to seek injunctive or other equitable relief (without any requirement to post any bond or other security) from a breach of this Section 6 by the other party, and hereby waives and covenants not to assert against a prayer for such relief that there exists an adequate remedy at law, in monetary damages or otherwise. 6.7 Certain Disclosures. Nothing in or about this Agreement prohibits Executive from: (i) filing and, as provided for under Section 21F of the Securities Exchange Act of 1934, maintaining the confidentiality of a claim with the Securities and Exchange Commission (the “SEC”), (ii) providing the SEC with information that would otherwise violate this Section 6, to the extent permitted by Section 21F of the Securities Exchange Act of 1934, (iii) cooperating, participating or assisting in an SEC investigation or proceeding without notifying Buyer or (iv) receiving a monetary award as set forth in Section 21F of the Securities Exchange Act of 1934. Furthermore, Executive is advised that Executive shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of any information that constitutes a trade secret to which the Defend Trade Secrets Act (18 U.S.C. § 1833(b)) applies that is made: (A) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney, in each case, solely for the purpose of reporting or investigating a suspected violation of law or (B) in a complaint or other document filed in a lawsuit or proceeding, if such filings are made under seal. 7. Indemnification. Section 9 of the Prior Agreement is hereby incorporated into this Agreement by reference as though fully set forth herein. Executive agrees to indemnify and hold harmless the Company and its directors, officers, employees, shareholders and agents and all of their respective successors and permitted assigns (the “ADT Indemnified Parties”) from and against any and all suits, claims, actions, liabilities, losses, damages, costs and expenses (including, but not limited to, interest, penalties, reasonable attorneys’ fees and other expenses of litigation) arising out of or resulting from, in each case, following the Transition Date: (a) a material breach of the terms of this Agreement by Executive; or (b) the negligent or wrongful acts or omissions of Executive or his agents. 7.1 The ADT Indemnified Parties shall have the right at their discretion and sole cost to be represented by their own counsel and to participate in the defense of any action in which an ADT Indemnified Party is named as a party defendant, and the ADT Indemnified Parties’ prior written approval will be required for any settlement that reasonably can be expected to require a material affirmative obligation of or result in any ongoing material liability to an ADT Indemnified Party. 8. Notices. Except as otherwise specifically provided herein, any notice, consent, demand or other communication to be given under or in connection with this Agreement shall be in writing and shall be deemed duly given when delivered personally, when transmitted by facsimile transmission, one (1) day after being deposited with Federal Express or other nationally recognized overnight delivery service or three (3) days after being mailed by first class mail, charges or postage prepaid, properly addressed, if to the Company, at its principal office, and, if to Executive, at his address set forth following his signature below. Either party may change such address from time to time by notice to the other. 9. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware, exclusive of any choice of law rules. 10. Amendments; Waivers. This Agreement may not be modified or amended or terminated except by an instrument in writing, signed by Executive and a duly-authorized officer of the Company (other than Executive). By an instrument in writing similarly executed, either party may waive compliance by the other party with any provision of this Agreement that such other party was or is obligated to comply with or perform; provided, however, that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity. To be effective, any written waiver must specifically refer to the condition(s) or provision(s) of this Agreement being waived. 11. Assignment. Except as otherwise specifically provided herein, neither party shall assign or transfer this Agreement nor any rights hereunder without the consent of the other party, and any attempted or purported assignment without such consent shall be void; provided, however, that any assignment or transfer pursuant to a merger or consolidation, or the sale or liquidation of all or substantially all of the business and assets of the Company shall be valid, so long as the assignee or transferee (a) is the successor to all or substantially all of the business and assets of the Company; and (b) assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. Executive’s consent shall not be required for any such transaction. This Agreement shall otherwise bind and inure to the benefit of the Parties hereto and their respective successors, assigns, heirs, legatees, devisees, executors, administrators and legal representatives. 12. Voluntary Execution; Representations. Executive acknowledges that (a) he has consulted with or has had the opportunity to consult with independent counsel of his own choosing concerning this Agreement and has been advised to do so by the Company; and (b) he has read and understands this Agreement, is competent and of sound mind to execute this Agreement, is fully aware of the legal effect of this Agreement, and has entered into it freely based on his own judgment and without duress. Executive represents and covenants that his employment hereunder and compliance with the terms and conditions hereof will not conflict with or result in the breach by him of any agreement to which he is a party or by which he may be bound and in connection with his employment with the Company he will not engage in any unauthorized use of any confidential or proprietary information he may have obtained in connection with his employment with any other employer. The Company represents and warrants that it is fully authorized, by any person or body whose authorization is required, to enter into this Agreement and to perform its obligations under it. 13. Headings. The headings of the Sections and sub-sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement. 14. Survivorship. Except as otherwise set forth in this Agreement, the respective rights and obligations of the Parties shall survive any termination of Executive’s employment. 15. Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but the invalidity or unenforceability of any provision or portion of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision or portion of any provision, in any other jurisdiction. 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument. Signatures delivered by facsimile or PDF shall be effective for all purposes. 17. Entire Agreement. This Agreement (including Annex A attached hereto), the surviving provisions of the Prior Agreement referenced herein, the Restrictive Covenants and the agreements described in the attached Exhibits contain the entire agreement of the Parties and supersedes all prior or contemporaneous negotiations, correspondence, understandings and agreements between the Parties, regarding the subject matter of this Agreement, other than any other non-competition, non-solicitation, non-disparagement or non-disclosure or other similar agreement to which Executive may be a party, the covenants of which shall continue to apply to Executive in addition to the covenants in this Agreement, in accordance with the terms of such agreement. IN WITNESS WHEREOF, this Agreement has been duly executed by or on behalf of the Parties as of the date first above written.

ADT SECURITY CORPORATION: By: /s/ David Scott Name: David Scott Title: Executive Vice President and Chief People and Administration Officer EXECUTIVE: /s/ Donald M. Young Name: Donald M. Young Address: [***] Annex A RESTRICTED ENTITIES [***] Exhibit A FORM OF GENERAL RELEASE OF ALL CLAIMS THIS GENERAL RELEASE OF ALL CLAIMS (this “General Release”), dated as of March 6, 2025, is made by and between Donald Young (the “Executive”) and ADT Security Corporation (together with their successors and assigns, the “Company”). WHEREAS, the Company and Executive are parties to that certain Retirement and Consulting Agreement, dated as of March 6, 2025, (the “Retirement Agreement”), the terms of which are incorporated herein by reference; WHEREAS, except as otherwise expressly set forth herein, the parties hereto intend that this General Release shall effect a full satisfaction and release of the obligations described herein owed to Executive by the Company. NOW, THEREFORE, in consideration of the promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows: 1. Executive, for himself or herself, Executive’s spouse, heirs, administrators, children, representatives, executors, successors, assigns, and all other individuals and entities claiming through Executive, if any (collectively, the “Releasers”), does hereby release, waive, and forever discharge the Company and its Affiliates, and, solely in their capacity as such, each of its and their respective agents, subsidiaries, parents, affiliates, related organizations, employees, officers, directors, attorneys, successors, and assigns in their capacities as such (collectively, the “Releasees”) from, and does fully waive any obligations of Releasees to Releasers for, any and all liability, actions, charges, causes of action, demands, damages, or claims for relief, remuneration, sums of money, accounts or expenses (including attorneys’ fees and costs) of any kind whatsoever, whether known or unknown or contingent or absolute, which heretofore has been or which hereafter may be suffered or sustained, directly or indirectly, by Releasers in consequence of, arising out of, or in any way relating to: (a) Executive’s employment or other services with the Company; (b) the termination of Executive’s employment or other services with the Company; and (c) the Prior Agreement, except as otherwise expressly set forth in the Retirement Agreement; or (d) any events occurring on or prior to the date of this General Release. The foregoing release and discharge, waiver and covenant not to sue includes, but is not limited to, all waivable claims and any obligations or causes of action arising from such claims, under common law including wrongful or retaliatory discharge, breach of contract (including but not limited to any claims under the Retirement Agreement) and any action arising in tort including libel, slander, defamation or intentional infliction of emotional distress, and claims under any federal, state or local statute including the Age Discrimination in Employment Act, as amended (“ADEA”) (including the Older Workers Benefit Protection Act (“OWBPA”)), Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866 and 1871 (42 U.S.C. § 1981), the National Labor Relations Act, the Fair Labor Standards Act, the Employee Retirement Income Security Act, the Americans with Disabilities Act of 1990, the Rehabilitation Act of 1973, or the discrimination or employment laws of any state or municipality, and/or any claims under any express or implied contract which Releasers may claim existed with Releasees. This also includes a release of any claims for wrongful discharge and all claims for alleged physical or personal injury, emotional distress relating to or arising out of Executive’s employment with, or other services to, the Company or any of its subsidiaries or affiliates or the termination of that employment or other services; and any claims under the WARN Act or any similar law, which requires, among other things, that advance notice be given of certain work force reductions. Notwithstanding anything contained in this Section 1 above to the contrary, nothing contained herein shall constitute a release by any Releaser of any of his rights or remedies available to him, at law or in equity, related to, on account of, in connection with or in any way pertaining to the enforcement of: (i) any rights to the receipt of employee benefits which vested on or prior to the date of this General Release; (ii) the right to receive compensation and benefits under the Retirement Agreement; (iii) any equity rights; or (iv) this General Release or any of its terms or conditions. 2. Excluded from this General Release and waiver are any claims which cannot be waived by applicable law, including but not limited to the right to participate in an investigation conducted by certain government agencies. Executive does, however, waive Executive’s right to any monetary recovery should any government agency (such as the Equal Employment Opportunity Commission) pursue any claims on Executive’s behalf. Executive represents and warrants that Executive has not filed any complaint, charge, or lawsuit against the Releasees with any government agency or any court. 3. Executive agrees never to seek personal recovery from any Releasee in any forum for any claim covered by the above waiver and release language, except that Executive may bring a claim under the ADEA to challenge this General Release. If Executive violates this General Release by suing an Releasee (excluding any claim by Executive under the ADEA or as otherwise set forth in Section 1 hereof), then Executive shall be liable to the Releasee so sued for such Releasee’s reasonable attorneys’ fees and other litigation costs incurred in defending against such a suit. Nothing in this General Release is intended to reflect any party’s belief that Executive’s waiver of claims under ADEA is invalid or unenforceable, it being the intent of the parties that such claims are waived. 4. Executive agrees that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Releasees of any improper or unlawful conduct. 5. The release in Section 1 of this General Release includes a waiver of claims against the Releasees under the ADEA and the OWBPA. Therefore, pursuant to the requirements of the ADEA and the OWBPA, Executive acknowledges and recites that Executive has: (a) executed this General Release knowingly and voluntarily; (b) had a reasonable opportunity to consider this General Release; (c) read and understands this General Release in its entirety (d) been afforded twenty-one (21) days from the date on which Executive received this General Release to consider it before signing it and acknowledges that any changes to this General Release subsequently agreed upon by the parties, whether material or immaterial, do not restart this 21-day period for consideration; (e) been advised that during a seven (7) day period after Executive signs the General Release, Executive may revoke Executive’s acceptance of this General Release by delivering written notice by hand or certified mail, return receipt requested, to David Smail, Executive Vice President, Chief Legal Officer and Secretary, and that this General Release shall not become effective or enforceable until after the revocation period has expired; (f) been advised and directed orally and in writing (and this subparagraph (f) constitutes such written direction) to seek legal counsel and any other advice Executive wishes with respect to the terms of this General Release before executing it; and

(g) relied solely on Executive’s own judgment, belief and knowledge, and such advice as Executive may have received from Executive’s legal counsel. 6. Section 9 of the Retirement Agreement, which shall survive the expiration of the Retirement Agreement for this purpose, shall apply to any dispute with regard to this General Release. 7. Capitalized terms used but not defined in this General Release have the meanings ascribed to such terms in the Retirement Agreement. 8. This General Release may be executed by Executive in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission or e-mail (as a .pdf, .tif or similar un-editable attachment), which transmission shall be deemed delivery of an originally executed counterpart hereof. 9. Exceptions and No Interference with Rights. Nothing in the Retirement Agreement or this General Release is intended to waive claims (a) for unemployment or workers’ compensation benefits, (b) for vested rights under ERISA-covered employee benefit plans as applicable on the date Executive signs, or reaffirms, this General Release, (c) that may arise after Executive signs, or reaffirms, this General Release, or (d) which cannot be released by private agreement. In addition, nothing in the Retirement Agreement or this General Release including but not limited to the acknowledgements, release, confidentiality of agreement, nondisparagement, cooperation, protection of trade secrets and confidential information, return of confidential information, and return of property provisions, prevent Executive from filing a charge or complaint with or from participating in an investigation or proceeding conducted by the EEOC, NLRB, or any other any federal, state or local agency charged with the enforcement of any laws, or from exercising rights under Section 7 of the NLRA to engage in joint activity with other employees, although by signing this release Executive is waiving rights to individual relief based on claims asserted in such a charge or complaint, or asserted by any third-party on Executive’s behalf, except where such a waiver of individual relief is prohibited. [Signature page follows] IN WITNESS WHEREOF, Executive has executed this General Release as of the day and year first above written. EXECUTIVE: /s/ Donald M. Young Name: Donald M. Young Address: [***]